CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------





As independent public accountants, we hereby consent to the incorporation of our report dated October 23, 1998 included in this Form 10-KSB, into the Company's previously filed Form S-8 Registration Statement File No. 33-17896.









                                   /S/  ARTHUR ANDERSEN LLP
                                   ------------------------

                                   ARTHUR ANDERSEN LLP





Las Vegas, Nevada
December 7, 1998